Commitments	6 Months Ended
Jun. 30, 2021
Commitments
Commitments

11.       Commitments

The Company enters into time charter arrangements on its vessels. These non-cancellable arrangements had remaining terms between forty days to approximately three months as of June 30, 2021, assuming redelivery at the earliest possible date. As of December 31, 2020, the non-cancellable arrangements had remaining terms between nine days to eight months, assuming redelivery at the earliest possible date. Future net minimum lease revenues receivable under non-cancellable operating leases as of June 30, 2021 and December 31, 2020, were as follows (vessel off-hires and dry-docking days that could occur but are not currently known are not taken into consideration; in addition early delivery of the vessels by the charterers is not accounted for):

	June 30, 2021	December 31, 2020
Within one year	8,323	3,078
Total	8,323	3,078

These amounts include consideration for other elements of the arrangement apart from the right to use the vessel such as maintenance and crewing and its related costs.

For time charters that qualify as leases, the Company is required to disclose lease and non-lease components of lease revenue. The revenue earned under time charters is not negotiated in its two separate components, but as a whole. For purposes of determining the standalone selling price of the vessel lease and technical management service components of the Company’s time charters, the Company concluded that the residual approach would be the most appropriate method to use given that vessel lease rates are highly variable depending on shipping market conditions, the duration of such charters and the age of the vessel.

The Company believes that the standalone transaction price attributable to the technical management service component, including crewing services, is more readily determinable than the price of the lease component and, accordingly, the price of the service component is estimated using data provided by its technical department, which consist of the crew expenses, maintenance and consumable costs and was approximately $6,208 and $4,246 for the periods ended June 30, 2021 and 2020, respectively. The lease component that is disclosed then is calculated as the difference between total revenue and the non-lease component revenue and was $5,788 and $343 for the periods ended June 30, 2021 and 2020, respectively.

As further discussed in note 4 of the 2020 Annual Report, on January 1, 2019, following the adoption of IFRS 16, the Company recognised a right of use asset and a corresponding liability of approximately $674 with respect to the rental agreement. The depreciation charge for right-of-use assets for the period ended June 30, 2021 and 2020, was approximately $56 for both periods and the interest expense on lease liability for the period ended June 30, 2021 and 2020, was approximately $20 and $23, respectively, and recognised in the income statement component of the consolidated statement of comprehensive loss under depreciation and interest expense and finance costs, respectively.

At June 30, 2021 and December 31, 2020, the current lease liabilities amounted to $161 and $195, respectively, and the non-current lease liabilities amounted to $309 and $367, respectively, and are included in the accompanying consolidated statements of financial position.

The Company assumed a commitment amounting to $28.4 million, which is the purchase price of m/v “Peak Liberty”, following the memorandum of agreement entered on September 22, 2021 for the acquisition of the vessel (see also Note 13).